EXHIBIT 10p
            LOGO
                     SBC Communications Inc.
















                                  1992 STOCK OPTION PLAN




















                                              Plan Effective:  January 1, 1996
                                        As amended through:  November 21, 1997


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                                TABLE OF CONTENTS



1.1   Purpose..........................................................1

1.2   Additional Definitions...........................................1

1.3   Effective Date...................................................2

2.1   The Committee....................................................2

2.2   Authority of the Committee.......................................3

3.1   Number of Shares.................................................3

3.2   Lapsed Options...................................................3

3.3   Adjustments in Authorized Shares.................................3

4.1   Grant of Options.................................................4

4.2   Form of Issuance.................................................4

4.3   Option Price.....................................................4

4.4   Duration of Option...............................................4

4.5   Vesting of Options...............................................4

4.6   Exercise of Options..............................................4

4.7   Payment:.........................................................5

4.8   Termination of Employment........................................6

4.9   Transfers........................................................6

4.10  Restrictions on Exercise and Transfer of Options.................7

4.11  Change in Control................................................7

5.1   Amendment, Modification, and Termination.........................8

5.2   Awards Previously Granted........................................8

6.1   Tax Withholding..................................................8

7.1   Employment.......................................................8

7.2   Participation....................................................8

7.3   Successors.......................................................8

7.4   Governing Law....................................................9


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                             SBC COMMUNICATIONS INC.
                             1992 STOCK OPTION PLAN

                ARTICLE 1. PURPOSE, DEFINITIONS AND EFFECTIVE DATE

1.1 Purpose. The purpose of the SBC Communications Inc. 1992 Stock Option Plan ("Plan") is to promote the success and enhance the value of SBC Communications Inc. (the "Company") by linking the personal interests of the Employees of the Company and its Subsidiaries to the interests of the Company's shareowners, and by providing Employees with an additional incentive for outstanding performance. To achieve this purpose, Options to purchase common stock of the Company may be granted to Employees of the Company and its Subsidiaries pursuant to the Plan.

1.2 Additional Definitions. In addition to definitions set forth elsewhere in the Plan, for purposes of the Plan:

      (a) "Cause" shall mean willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company or any Subsidiary as determined by the Committee in its sole discretion.

      (b) "Employee" shall mean any management employee of the Company or of one of its subsidiaries in the third (3rd) level of management or above. Directors who are not otherwise employed by the Company or any of its subsidiaries shall not be considered Employees under the Plan.

      (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Act thereto.

      (d) "Fair Market Value" shall mean the closing price of Shares on the relevant date, or on the next preceding trading day if such date was not a trading day, all as reported on the New York Stock Exchange Composite Trading listings, or a similar report selected by the Committee.

      (e) "Option" shall mean the right to purchase one or more shares of the common stock of SBC Communications Inc. on the terms and conditions contained in this Plan, the rules of the Committee, and the terms of the Option.

     (f) "Retirement" shall mean the termination of a Participant's employment with the Company or one of its Subsidiaries, for reasons other than death, disability (as that term is used in the SBC Senior Management Long Term Disability Plan) or for Cause, on or after the earlier of the following dates: (1) the date the Participant is eligible to retire with an immediate pension pursuant to the SBC Supplemental Retirement Income Plan; or (2) the date the Participant has attained one of the following combinations of age and service at termination of employment on or after April 1, 1997, except as otherwise indicated below:

                  Net Credited Service             Age

                    10 years of more            65 or older
                    20 years or more            55 or older
                    25 years or more            50 or older
                    30 years or more            Any age

                  With  respect to a  Participant  who is granted an EMP Service
            Pension under and pursuant to the provisions of the SBC Pension Benefit Plan - Nonbargained Program upon termination of employment, the term "Retirement" shall include such Participant's termination of employment.

      (g) "Rotational Work Assignment Company" or "RWAC" shall mean Bell Communications Research, Inc. formerly the Central Services Organization, Inc., and/or any other entity with which SBC
            Communications Inc. or any of its subsidiaries may enter into an agreement to provide an employee for a rotational work assignment.

      (h) "Shares" or "Stock" or "Shares of Stock" shall mean the common stock of SBC Communications Inc..

      (i) "Subsidiary" shall mean any corporation in which the Company owns directly, or indirectly through subsidiaries, more than fifty percent (50%) of the total combined voting power of all classes of Stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns more than fifty percent (50%) of the combined equity thereof.

1.3 Effective Date. The Plan shall be effective on the date it is approved by the Company's shareowners.

                            ARTICLE 2. ADMINISTRATION

2.1 The Committee. The Plan shall be administered by a Committee (the "Committee") which shall be the Human Resources Committee or any other Committee appointed by the Board of Directors (the "Board") consisting of two or more Directors, each of whom is a disinterested administrator, i.e., a Director who was not, during the one year prior to service as an administrator of the Plan, or during such service, granted or awarded equity securities as defined in Rule 16a-1(d) of the Exchange Act) pursuant to this Plan or any other plan of the Company, except as otherwise provided in Rule 16b-3(c)(2)(I)(A) through (D) promulgated under the Exchange Act.
2.2 Authority of the Committee. The Committee shall have full power, except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions of this Plan, to select the recipients of ("Participants"); determine the sizes of grants of Options under the Plan; determine the exercise price, duration, vesting requirements, and period of exercisability of each Option; determine the terms and conditions of such Option grants in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and, subject to the provisions of Article 5 - Amendment, Modification, and Termination, herein, amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

            All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its shareowners, Employees, participants, and their estates and beneficiaries.

                      ARTICLE 3. SHARES SUBJECT TO THE PLAN

3.1 Number of Shares. Subject to adjustment as provided in Section 3.3 Adjustments in Authorized Shares, herein, the total number of Shares of Stock for which Options may be granted under the Plan may not exceed 9,000,000 Shares. These Shares may be either authorized but unissued or reacquired Shares.

NOTE: The number of Shares for which Options may be granted under the Plan effectively doubled to 18,000,000 to reflect the May, 1993 two-for-one stock dividend/split.

3.2 Lapsed Options. If any Option granted under the Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Option again shall be available for the grant of an Option under the Plan.

3.3 Adjustments in Authorized Shares. In the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the plan, and in the number and class of and/or price of Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Option shall always be a whole number.


                            ARTICLE 4. STOCK OPTIONS

4.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to such Employees, at such times and on such terms and conditions, as shall be determined by the Committee; provided, however, no Options may be granted after the 10th anniversary of the effective date of the Plan. The Committee shall have discretion in determining the number of Options and the number of Shares subject to each Option granted to each participant. Without limiting the generality of the foregoing, the Committee shall have the authority to establish guidelines setting forth anticipated grant levels which correspond to various salary grades or the equivalent thereof.

4.2 Form of Issuance. Options may be issued in the form of a certificate or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of a certificate, then the Option shall be deemed granted upon issuance of a notice of the grant addressed to the recipient. The terms and conditions of an Option shall be set forth in the certificate, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. The Committee may require a Participant to enter into a written agreement containing terms and conditions relating to the Option and its exercise.

4.3 Option Price. The Option Price for each grant of an Option shall be determined by the Committee; provided, however, that the minimum Option Price shall be one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

4.4 Duration of Option. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

4.5 Vesting of Options. Options shall vest at such times and under such terms and conditions as determined by the Committee. The Committee shall have the authority to accelerate the vesting of any Option; provided, however, that the Senior Executive Vice President - Human Resources, or his successor, or such other person designated by the Committee, shall have the authority to accelerate the vesting of Options for any Participant who is in the fifth level of management or below and who is not a Director or an officer (as that term is defined in Section 16 of the Exchange Act).

4.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to the first anniversary of the date of its grant, except as provided in Section 4.11 Change in Control.
            Options shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Option Price. When Options have been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

4.7 Payment. The Option Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received therefor. Payment may be made:

      (a)   in cash, or

      (b) unless otherwise provided by the Committee at any time, and subject to such additional terms and conditions and/or modifications as the Committee or the Company may impose from time to time, and further subject to suspension or termination off this provision by the Committee or the Company at any time, by:

               (i) delivery of Shares of Stock owned by the Participant in partial (if in partial payment, then together with cash) or full payment; provided, however, as a condition to paying any part of the Option Price in Stock, at the time of exercise of the Option, the Participant must establish to the satisfaction of the Company that the Stock tendered to the Company must have been held by the Participant for a minimum of six (6) months preceding the tender; or

               (ii) if the Company has designated a stockbroker to act as the Company's agent to process Option exercises, issuance of an exercise notice to such stockbroker together with instructions irrevocably instructing the stockbroker: (A) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a limit order) a sufficient portion of the Shares to pay the Option Price of the Options being exercised and the required tax withholding, and (B) to deliver on the settlement date the portion of the proceeds of the sale equal to the Option Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. No Stock shall be issued until the settlement date and until the proceeds (equal to the Option Price and tax withholding) are paid to the Company.

            If payment is made by the delivery of Shares of Stock, the value of the Shares delivered shall be equal to the Fair Market Value of the Shares on the day preceding the date of exercise of the Option

            Restricted Stock may not be used to pay the Option Price.

4.8   Termination of Employment.

     (a) Termination by Reason of Death or Disability. In the event the employment of Participant is terminated by reason of death or disability (as that term is used in the SBC Communications Inc. Senior Management Long Term Disability Plan), any outstanding Options granted to the Participant shall vest as of the date of termination of Employment and may be exercised, if at all, no more than one (1) year following termination of employment, unless the Options, by their terms, expire earlier.

     (b) Termination by Retirement. In the event the Employment of a Participant is terminated by reason of Retirement, any outstanding Options granted to the Participant which are vested as of the date of termination of Employment may be exercised, if at all, no more than three (3) years following termination of Employment, unless the Options, by their terms, expire earlier.

     (c) Termination of Employment for Other Reasons. If the Employment of a Participant shall terminate for any reason other than the reasons set forth in (a) or (b), above, and other than for Cause, all outstanding Options granted to the Participant which are vested as of the date of termination of Employment may be exercised by the Participant within the period beginning on the effective date of termination of Employment and ending three (3) months after such date, unless the Options, by their terms, expire earlier.

     (d) Termination for Cause. If the Employment of a Participant shall terminate for Cause, all outstanding Options held by the Participant shall immediately terminate and be forfeited to the Company, and no additional exercise period shall be allowed.

     (e) Options not Vested at Termination. Any outstanding Options not vested as of the effective date of termination of employment shall expire immediately and shall be forfeited to the Company.

4.9 Transfers. For purposes of the Plan, transfer of Employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) or between the Company or a subsidiary and an RWAC, to the extent the term of Employment an RWAC is equal to or less than five years shall not be deemed a termination of Employment.

4.10 Restrictions on Exercise and Transfer of Options. During the Participant's lifetime, the Participants Options shall be exercisable only by the Participant or by the Participants guardian or legal representative. After the death of the Participant, except as otherwise provided by the Company's Rules for Employee Beneficiary Designations, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent's estate) or his or her guardian or legal representative.

            No Option shall be transferable except: (a) in the case of the Participant, only upon the Participant's death and in accordance with the Company's Rules for Employee Beneficiary Designations; and (b) in the case of any holder after the Participant's death, only by will or by the laws of descent and distribution.

4.11 Change in Control. Upon the occurrence of a Change in Control all Options held by Participant s hereunder shall immediately become vested and exercisable, notwithstanding the provisions of Section 4.6 Exercise of Options to the contrary. A "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or corporation owned directly or indirectly by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, or securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company's then outstanding voting securities, or (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company's shareowners was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareowners of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareowners of the Company approve a plan of complete liquidation of the Company or an agreement for the sale of disposition by the Company of all or substantially all the Company's assets.

                 ARTICLE 5. AMENDMENT, MODIFICATION, AND TERMINATION

5.1 Amendment, Modification, and Termination. The Board or the Committee may at any time and from time to time, terminate, amend, or modify the Plan. However, no such amendment, modification, or termination of the Plan may be made without the approval of the shareowners of the Company, if such approval is required by the Internal Revenue Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto.

5.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall in any material manner adversely affect any Option previously granted under the Plan, without the written consent of the Participant holding such Option.

                              ARTICLE 6. WITHOLDING

6.1 Tax Withholding. Upon exercise of an Option, the Company shall withhold sufficient Shares having a Fair Market Value on the date the taxes are determined in an amount necessary to satisfy the minimum amount of Federal, state, and local taxes required by law to be withheld as a result of such exercise.

            Any fractional share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

            Unless otherwise determined by the Committee, when the method of payment for the Option Price is from the sale by a stockbroker pursuant to
      Section 4.7(b)(ii), hereof, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

                            ARTICLE 7. MISCELLANEOUS

7.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any subsidiary thereof to terminate any Participant's Employment at any time, nor confer upon any Participant any right to continue in the Employment of the Company or any Subsidiary thereof.

7.2 Participation. No employee shall have the right to be selected to receive an Option under the Plan, or having been so selected, to be selected to receive a future Option.

7.3 Successors. All obligations of the Company under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.4 Governing Law. The Plan, and any and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Missouri.